UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 8, 2010

________________________

PMC-Sierra, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19084	94-2925073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3975 Freedom Circle
Santa Clara, CA  95054
(Address of principal executive offices, including zip code)

(408) 239-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On June 8, 2010, PMC-Sierra, Inc. (the “Company”) issued a press release announcing that it has concluded the acquisition of certain assets related to the RAID storage business from Adaptec, Inc.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including the exhibit, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language contained in such filings.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release issued by PMC-Sierra, Inc. dated June 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-Sierra, Inc.

	By:	/s/ Michael W. Zellner
Michael W. Zellner
Vice President
Chief Financial Officer

Date: June 8, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by PMC-Sierra, Inc. dated June 8, 2010

4